American Century Investments®
Quarterly Portfolio Holdings
American Century® Emerging Markets Bond ETF (AEMB)
May 31, 2023

American Century Emerging Markets Bond ETF - Schedule of Investments
MAY 31, 2023 (UNAUDITED)

	Principal Amount ($)/ Shares	Value ($)
SOVEREIGN GOVERNMENTS AND AGENCIES — 51.3%
Angola — 2.0%
Angolan Government International Bond, 8.25%, 5/9/28(1)	500,000	446,755
Angolan Government International Bond, 9.375%, 5/8/48(1)	300,000	230,880
		677,635
Argentina — 0.7%
Argentine Republic Government International Bond, 1.50%, 7/9/35	978,000	229,474
Bahamas — 0.3%
Bahamas Government International Bond, 5.75%, 1/16/24(1)	100,000	96,852
Brazil — 1.0%
Brazilian Government International Bond, 4.25%, 1/7/25	125,000	123,577
Brazilian Government International Bond, 6.00%, 10/20/33	200,000	196,464
		320,041
Chile — 2.5%
Chile Government International Bond, 2.55%, 1/27/32	676,000	581,761
Chile Government International Bond, 2.55%, 7/27/33	200,000	164,887
Chile Government International Bond, 3.50%, 1/31/34	100,000	88,628
		835,276
Colombia — 0.7%
Colombia Government International Bond, 4.50%, 1/28/26	75,000	71,502
Colombia Government International Bond, 6.125%, 1/18/41	200,000	157,315
		228,817
Costa Rica — 1.2%
Costa Rica Government International Bond, 6.125%, 2/19/31	400,000	400,821
Dominican Republic — 2.2%
Dominican Republic International Bond, 4.50%, 1/30/30	400,000	346,271
Dominican Republic International Bond, 4.875%, 9/23/32	300,000	252,747
Dominican Republic International Bond, 5.875%, 1/30/60	200,000	149,053
		748,071
Ecuador — 0.9%
Ecuador Government International Bond, 5.50%, 7/31/30	200,000	97,536
Ecuador Government International Bond, 2.50%, 7/31/35	625,000	216,419
		313,955
Egypt — 1.5%
Egypt Government International Bond, 5.80%, 9/30/27	200,000	126,414
Egypt Government International Bond, 7.05%, 1/15/32	515,000	283,611
Egypt Government International Bond, 7.625%, 5/29/32(1)	50,000	27,810
Egypt Government International Bond, 8.50%, 1/31/47(1)	150,000	76,014
		513,849
Ghana — 0.8%
Ghana Government International Bond, 8.125%, 3/26/32(1)	400,000	162,612
Ghana Government International Bond, 8.95%, 3/26/51(1)(2)(3)	250,000	96,312
		258,924
Guatemala — 2.5%
Guatemala Government Bond, 4.50%, 5/3/26(1)	400,000	384,533
Guatemala Government Bond, 5.25%, 8/10/29(1)	200,000	190,248
Guatemala Government Bond, 4.90%, 6/1/30	300,000	279,578
		854,359
Hungary — 1.1%
Hungary Government International Bond, 2.125%, 9/22/31(1)	200,000	152,751

Hungary Government International Bond, 6.25%, 9/22/32(1)	200,000	203,933
		356,684
Indonesia — 2.8%
Indonesia Government International Bond, 4.10%, 4/24/28	200,000	195,703
Indonesia Government International Bond, 8.50%, 10/12/35	355,000	465,044
Indonesia Government International Bond, 4.75%, 7/18/47	75,000	70,688
Indonesia Government International Bond, 5.45%, 9/20/52	200,000	203,028
		934,463
Ivory Coast — 0.5%
Ivory Coast Government International Bond, 5.75%, 12/31/32	176,099	163,200
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)	100,000	83,875
Kenya — 0.2%
Republic of Kenya Government International Bond, 8.25%, 2/28/48(1)	100,000	73,681
Mexico — 2.3%
Mexico Government International Bond, 4.75%, 4/27/32	435,000	416,878
Mexico Government International Bond, 3.50%, 2/12/34	441,000	371,538
		788,416
Mongolia — 0.5%
Development Bank of Mongolia LLC, 7.25%, 10/23/23	165,000	163,984
Morocco — 0.4%
Morocco Government International Bond, 4.00%, 12/15/50(1)	200,000	133,215
Nigeria — 2.2%
Nigeria Government International Bond, 6.375%, 7/12/23(1)	450,000	449,316
Nigeria Government International Bond, 7.875%, 2/16/32	200,000	157,620
Nigeria Government International Bond, 7.625%, 11/28/47(1)	200,000	132,006
		738,942
Oman — 2.0%
Oman Government International Bond, 6.75%, 1/17/48	700,000	661,374
Pakistan — 0.3%
Pakistan Government International Bond, 8.25%, 9/30/25	200,000	86,500
Panama — 2.8%
Panama Government International Bond, 7.125%, 1/29/26	300,000	318,153
Panama Government International Bond, 3.16%, 1/23/30	200,000	176,780
Panama Government International Bond, 6.40%, 2/14/35	50,000	52,443
Panama Government International Bond, 4.50%, 4/16/50	500,000	382,471
		929,847
Paraguay — 1.0%
Paraguay Government International Bond, 3.85%, 6/28/33(1)	200,000	172,787
Paraguay Government International Bond, 5.40%, 3/30/50	200,000	168,210
		340,997
Peru — 2.7%
Peruvian Government International Bond, 2.78%, 1/23/31	300,000	256,462
Peruvian Government International Bond, 8.75%, 11/21/33	200,000	252,792
Peruvian Government International Bond, 3.55%, 3/10/51	538,000	389,582
		898,836
Philippines — 1.5%
Philippine Government International Bond, 6.375%, 1/15/32	200,000	223,999
Philippine Government International Bond, 5.50%, 1/17/48	267,000	277,030
		501,029
Poland — 1.2%
Bank Gospodarstwa Krajowego, 5.375%, 5/22/33(1)	284,000	284,433
Republic of Poland Government International Bond, 5.75%, 11/16/32	100,000	106,384
		390,817

Romania — 1.8%
Romanian Government International Bond, 6.625%, 2/17/28(1)	200,000	205,464
Romanian Government International Bond, 6.00%, 5/25/34(1)	300,000	295,200
Romanian Government International Bond, 7.625%, 1/17/53(1)	112,000	119,079
		619,743
Saudi Arabia — 3.4%
Saudi Government International Bond, 4.75%, 1/18/28(1)	81,000	81,604
Saudi Government International Bond, 5.50%, 10/25/32(1)	329,000	348,048
Saudi Government International Bond, 4.625%, 10/4/47	600,000	528,738
Saudi Government International Bond, 4.625%, 10/4/47(1)	200,000	176,246
		1,134,636
Serbia — 0.6%
Serbia International Bond, 6.50%, 9/26/33(1)	200,000	194,675
South Africa — 3.4%
Republic of South Africa Government International Bond, 5.875%, 9/16/25	300,000	296,769
Republic of South Africa Government International Bond, 4.30%, 10/12/28	75,000	64,819
Republic of South Africa Government International Bond, 5.875%, 4/20/32	600,000	517,266
Republic of South Africa Government International Bond, 5.75%, 9/30/49	400,000	272,120
		1,150,974
Turkey — 2.4%
Turkey Government International Bond, 9.875%, 1/15/28	250,000	250,127
Turkey Government International Bond, 9.125%, 7/13/30	225,000	216,656
Turkey Government International Bond, 6.625%, 2/17/45	200,000	146,260
Turkey Government International Bond, 5.75%, 5/11/47	300,000	197,516
		810,559
Ukraine — 0.6%
Ukraine Government International Bond, 7.25%, 3/15/35(2)(3)	1,050,000	196,535
United Arab Emirates — 1.1%
Abu Dhabi Government International Bond, 2.50%, 9/30/29(1)	400,000	364,082
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $18,312,395)		17,195,138
CORPORATE BONDS — 35.5%
Brazil — 2.0%
Embraer Netherlands Finance BV, 6.95%, 1/17/28(1)	200,000	199,287
Guara Norte Sarl, 5.20%, 6/15/34(1)	182,114	152,571
Minerva Luxembourg SA, 4.375%, 3/18/31	425,000	329,782
		681,640
Chile — 1.0%
Empresa Nacional del Petroleo, 6.15%, 5/10/33(1)	200,000	199,296
Kenbourne Invest SA, 4.70%, 1/22/28(1)	114,000	78,090
VTR Finance NV, 6.375%, 7/15/28(1)	200,000	58,350
		335,736
China — 1.2%
Alibaba Group Holding Ltd., 4.20%, 12/6/47	150,000	118,102
Longfor Group Holdings Ltd., 3.95%, 9/16/29	200,000	136,224
Tencent Holdings Ltd., 3.24%, 6/3/50(4)	200,000	132,083
		386,409
Colombia — 4.4%
Ecopetrol SA, 5.875%, 9/18/23	200,000	199,721
Ecopetrol SA, 6.875%, 4/29/30	200,000	179,178
Ecopetrol SA, 4.625%, 11/2/31	200,000	152,173
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 5.375%, 12/30/30(1)	717,000	460,229
Geopark Ltd., 5.50%, 1/17/27(1)	400,000	326,772
Millicom International Cellular SA, 4.50%, 4/27/31(1)	200,000	149,944
		1,468,017

Guatemala — 1.2%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL, 5.25%, 4/27/29(1)	450,000	418,905
India — 1.5%
Greenko Dutch BV, 3.85%, 3/29/26	188,000	166,777
Reliance Industries Ltd., 2.875%, 1/12/32(1)	250,000	210,214
Vedanta Resources Ltd., 6.125%, 8/9/24	200,000	142,140
		519,131
Indonesia — 3.6%
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.45%, 5/15/30(1)	425,000	415,818
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, 5.80%, 5/15/50	200,000	177,472
Medco Bell Pte Ltd., 6.375%, 1/30/27(1)(4)	200,000	180,587
Perusahaan Perseroan (Persero) PT Perusahaan Listrik Negara, 5.45%, 5/21/28	425,000	426,613
		1,200,490
Israel — 2.7%
Energean Israel Finance Ltd., 4.50%, 3/30/24(1)	735,000	719,521
Leviathan Bond Ltd., 5.75%, 6/30/23(1)	180,400	180,098
		899,619
Kazakhstan — 0.5%
KazMunayGas National Co. JSC, 5.75%, 4/19/47	200,000	154,502
Luxembourg — 1.9%
EIG Pearl Holdings Sarl, 4.39%, 11/30/46(1)	461,000	359,111
Petrorio Luxembourg Trading Sarl, 6.125%, 6/9/26(1)	308,000	291,731
		650,842
Malaysia — 0.9%
Petronas Capital Ltd., 3.50%, 4/21/30	200,000	187,508
Petronas Capital Ltd., 4.55%, 4/21/50	125,000	115,427
		302,935
Mexico — 5.6%
BBVA Bancomer SA, VRN, 5.125%, 1/18/33(1)	200,000	176,587
Becle SAB de CV, 2.50%, 10/14/31	200,000	160,426
Cemex SAB de CV, VRN, 9.125%(1)(5)	150,000	150,742
Minera Mexico SA de CV, 4.50%, 1/26/50(1)	140,000	105,920
Orbia Advance Corp. SAB de CV, 2.875%, 5/11/31	100,000	79,127
Petroleos Mexicanos, 6.49%, 1/23/27	614,000	531,889
Petroleos Mexicanos, 5.95%, 1/28/31(4)	250,000	179,621
Petroleos Mexicanos, 10.00%, 2/7/33(1)	210,000	188,511
Petroleos Mexicanos, 6.50%, 6/2/41	250,000	154,291
Tierra Mojada Luxembourg II Sarl, 5.75%, 12/1/40(1)	155,224	133,666
		1,860,780
Nigeria — 0.3%
IHS Netherlands Holdco BV, 8.00%, 9/18/27(1)	100,000	89,758
Panama — 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/27(1)	200,000	172,249
Paraguay — 0.7%
Bioceanico Sovereign Certificate Ltd., 0.00%, 6/5/34(6)	182,657	128,865
Rutas 2 & 7 Finance Ltd., 0.00%, 9/30/36(6)	180,000	120,388
		249,253
Peru — 0.3%
Credicorp Ltd., 2.75%, 6/17/25	100,000	94,357
Qatar — 0.1%
Ooredoo International Finance Ltd., 4.50%, 1/31/43(1)	50,000	48,509
Saudi Arabia — 1.4%
Saudi Arabian Oil Co., 4.25%, 4/16/39	400,000	356,647
TMS Issuer Sarl, 5.78%, 8/23/32(1)	100,000	104,288
		460,935

South Africa — 2.4%
Eskom Holdings SOC Ltd., 6.75%, 8/6/23(1)	400,000	397,011
Eskom Holdings SOC Ltd., 7.125%, 2/11/25(1)	400,000	384,205
Prosus NV, 4.19%, 1/19/32	25,000	20,637
		801,853
United Arab Emirates — 1.8%
Abu Dhabi National Energy Co. PJSC, 4.375%, 1/24/29(1)	48,000	47,848
DP World Crescent Ltd., 4.85%, 9/26/28	400,000	400,369
Galaxy Pipeline Assets Bidco Ltd., 2.94%, 9/30/40(1)	189,970	153,738
		601,955
United States — 0.3%
DAE Funding LLC, 3.375%, 3/20/28(1)	100,000	91,271
Zambia — 1.2%
First Quantum Minerals Ltd., 6.875%, 10/15/27(1)	412,000	392,883
TOTAL CORPORATE BONDS (Cost $13,163,303)		11,882,029
U.S. TREASURY SECURITIES — 4.5%
U.S. Treasury Notes, 2.50%, 3/31/27(7)	550,000	522,511
U.S. Treasury Notes, 1.375%, 11/15/31	400,000	334,515
U.S. Treasury Notes, 1.875%, 2/15/32(7)	750,000	651,973
TOTAL U.S. TREASURY SECURITIES (Cost $1,602,576)		1,508,999
PREFERRED STOCKS — 0.3%
Mexico — 0.3%
Banco Mercantil del Norte SA, 8.375%(1)(4) (Cost $117,781)	100,000	91,675
SHORT-TERM INVESTMENTS — 7.8%
Money Market Funds — 7.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,325,179	2,325,179
State Street Navigator Securities Lending Government Money Market Portfolio(8)	303,813	303,813
TOTAL SHORT-TERM INVESTMENTS (Cost $2,628,992)		2,628,992
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $35,825,047)		33,306,833
OTHER ASSETS AND LIABILITIES — 0.6%		195,294
TOTAL NET ASSETS — 100.0%		$33,502,127

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Ultra Notes	13	September 2023	$1,565,891	$16,467
U.S. Treasury 5-Year Notes	3	September 2023	327,234	1,174
U.S. Treasury Ultra Bonds	18	September 2023	2,463,750	49,332
			$4,356,875	$66,973
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	9	September 2023	$1,852,453	$(1,338)
U.S. Treasury Long Bonds	3	September 2023	385,031	(6,256)
			$2,237,484	$(7,594)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS§
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Brazilian Government International Bond	Buy	(1.00)%	6/20/28	$1,340,000	$86,553	$(24,294)	$62,259
Chile Government International Bond	Buy	(1.00)%	6/20/28	$382,000	4,075	(7,236)	(3,161)
Markit CDX North America High Yield Index Series 39	Buy	(5.00)%	12/20/27	$633,600	9,699	(25,944)	(16,245)
Mexico Government International Bond	Buy	(1.00)%	6/20/28	$1,500,000	26,504	(19,571)	6,933
Republic of South Africa Government International Bond	Buy	(1.00)%	6/20/28	$521,000	42,985	3,748	46,733
					$169,816	$(73,297)	$96,519
§Credit default swap agreements enable the fund to buy/sell protection against a credit event of a specific issuer or index. As a seller of credit protection against a security or basket of securities, the fund receives an upfront and/or periodic payment to compensate against potential default events. The fund may attempt to enhance returns by selling protection.
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	–	Credit Derivatives Indexes
VRN	–
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $12,311,796, which represented 36.7% of total net assets.
(2)Security is in default.
(3)Non-income producing.
(4)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $291,983. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(5)Perpetual maturity with no stated maturity date.
(6)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.
(7)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $552,439.
(8)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $303,813.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Hybrid securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Preferred stocks and convertible preferred stocks with perpetual maturities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share.  Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$17,195,138	—
Corporate Bonds	—	11,882,029	—
U.S. Treasury Securities	—	1,508,999	—
Preferred Stocks	—	91,675	—
Short-Term Investments	$2,628,992	—	—
	$2,628,992	$30,677,841	—
Other Financial Instruments
Futures Contracts	$66,973	—	—
Swap Agreements	—	$115,925	—
	$66,973	$115,925	—
Liabilities
Other Financial Instruments
Futures Contracts	$7,594	—	—
Swap Agreements	—	$19,406	—
	$7,594	$19,406	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.